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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              F  0  R  M     8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                             ----------------------

                                Date of  Report
                                 June 26,  1997

                          NeoStar Retail Group, Inc.
            (Exact Name of Registrant as Specified in Its Charter)


         Delaware                     0-25272                  75-2559376
(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)            Identification No.)



2250 William D. Tate Avenue, Grapevine, Texas                    76051
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (817) 424-2000
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Item  5.      Other Events

     As previously reported, on September 16, 1996, NeoStar Retail Group, Inc., a Delaware corporation (the "Company"), and its direct and indirect subsidiaries, Babbage's, Inc., a Texas corporation ("Babbage's"), Software Etc. Stores, Inc., a Delaware corporation ("Software"), Augusta Enterprises, Inc., a Delaware corporation, and Chasada, a Pennsylvania business trust, filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code,
Case No. 396-36648-SAF-11 in the United States Bankruptcy Court, Northern District of Texas, Dallas Division (the "Bankruptcy Court"), U.S. Bankruptcy Judge Steven A. Felsenthal presiding.

     Also as previously reported, on November 27, 1996, substantially all of the assets of the Company were sold following an auction process conducted in a hearing in the Bankruptcy Court (the "Sale"). The auction resulted in the sale of 447 of the Company's retail store locations, all of its merchandise inventory and other related assets. All of the Company's other retail store locations were closed or their operation was taken over by the purchaser of the assets for its own account. The Company ceased its retail operations effective upon the consummation of the Sale.

     During the course of the proceedings of its Chapter 11 bankruptcy case, the Company has filed four Monthly Operating Reports, one for each of the following periods: September 17, 1996 through October 5, 1996; October 6, 1996 through November 2, 1996; November 3, 1996 through November 30, 1996; and December 1, 1996 through February 1, 1997. Copies of such Monthly Operating Reports are filed herewith.

     The financial statements and related information contained in the Monthly Operating Reports filed herewith have been compiled from the books and records maintained by the Company during the course of its liquidation in its Chapter 11 bankruptcy case. Such financial statements and related information have been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court, have not been prepared in accordance with generally accepted accounting principles and have not been audited.
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Item  7.     Financial Statements and Exhibits

       (c)   Exhibits

             The following exhibits are filed as part of this Report:

             99.1          Monthly Operating Report - Initial Filing
                           (9/17/96 - 10/5/96)*

             99.2          Monthly Operating Report - Fiscal October
                           (10/6/96 - 11/2/96)*

             99.3          Monthly Operating Report - Fiscal November
                           (11/3/96 - 11/30/96)*

             99.4          Monthly Operating Report - Fiscal
                           December/January (12/l/96 - 2/l/97)*


     *The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEOSTAR RETAIL GROUP, INC.
                                   (Registrant)


                               By:  /s/ OPAL P. FERRARO
                                   --------------------------------------
                                   Opal P. Ferraro
                                   Vice President and
                                   Chief Financial Officer

Date: June 27, 1997
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                                 EXHIBIT INDEX

             EXHIBIT NO.          DESCRIPTION

             99.1          Monthly Operating Report - Initial
                           (9/17/96 - 10/5/96)*

             99.2          Monthly Operating Report - Fiscal October
                           (10/6/96 - 11/2/96)*

             99.3          Monthly Operating Report - Fiscal November
                           (11/3/96 - 11/30/96)*

             99.4          Monthly Operating Report - Fiscal
                           December/January (12/l/96 - 2/l/97)*


       *The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.